Exhibit 10.4

ASSIGNMENT

FOR VALUE RECEIVED, the receipt and sufficiency of which is expressly acknowledged by the parties hereto, Investment and Finance Company IFC Ltd., a corporation organized under the laws of Anguilla  (“Assignor”), hereby sells, assigns and transfers to Green Automotive  Company, a Nevada corporation (“Debtor”) Assignors right, title and interest in the claims and causes of action, known or unknown, of Frederick Steven Wells, residing at 630 Copper Canyon Road, Argyle, Texas 76226, David Sheedy,  residing at 318 Singletree Lane, Highland Village, Texas 75077, Frederick Lockhart, formerly located at 15851 Dallas Parkway, Suite 540, Addison, Texas 75001, and Steve Evans, residing at 5313 Paladium Drive, Dallas, Texas 75240  (collectively, the “Creditors”) owned by Assignor by virtue of the Assignment of Claims, the originals of which are attached hereto as Exhibits “1”, “2”, “3”, and “4” (the “Assignments”),  for monies paid by the Creditors to third parties for the benefit of Debtor, monies loaned by the Creditors to Debtor by Assignor, or compensation due to by the Creditors Assignee for any and all services rendered by  the Creditors to or for the benefit of Debtor , including all interest and other charges to Debtors account by the Creditors and any underlying agreements between by the Creditors and Debtor through the date hereof together with any and all derivative rights granted to by the Creditors by Debtor relating to such obligations and any and all claims and causes of action which by the Creditors may have against Debtor, whether known or unknown, as of the date hereof (collectively, the “Claims”). Assignor hereby irrevocably constitutes and appoints Assignee, or its designee, as its Attorney-in-Fact to act on Assignee’s behalf with full power of collection, attachment or otherwise available to collect, settle or terminate the Claims at Assignees election, without penalty or further benefit accruing to Assignor.

By: /s/ August van Blarcum____________

Seen for legalization the signature of:

By me, _______________________,

a civil Law Notary of Curacao. This

declaration expressly contains no

opinion as to the contents of this

document

Curacao, Date:_________________

EXHIBIT ‘1’

ASSIGNMENT

FOR VALUE RECEIVED, the receipt and sufficiency of which is expressly acknowledged by the parties hereto,  Frederick Steven Wells, residing at 630 Copper Canyon Road, Argyle, Texas 76226 (“Assignor”), hereby sells, assigns and transfers unto Investment and Finance Company IFC Ltd., a corporation organized under the laws of Antigua (“Assignee”), all of Assignor’s right, title and interest in any and all claims of Assignor against Green Automotive  Company, a Nevada corporation (“Debtor”),  for monies paid to third parties for the benefit of Debtor, monies loaned to Debtor by Assignor, or compensation due to Assignor for any and all services rendered by Assignor to or for the benefit of Debtor , including all interest and other charges to Debtors account by Assignor and any underlying agreements between Assignee and Debtor through the date hereof (the “Obligations“), together with any and all derivative rights granted to Assignee by Debtor relating to such Obligations and any and all claims and causes of action which Assignor may have against Debtor, whether known or unknown, as of the date hereof (the “Claims”). Assignor hereby irrevocably constitutes and appoints Assignee, or its designee, as its Attorney-in-Fact to act on Assignee’s behalf with full power of collection, attachment or otherwise available to collect, settle or terminate the Obligations and the Claims or, at Assignees election, without penalty or further benefit accruing to Assignor.

Effective Date:  December 31, 2011

“Assignor”

Frederick Steven Wells

__/s/ Frederick Steven Wells_____

EXHIBIT ‘2’

ASSIGNMENT

FOR VALUE RECEIVED, the receipt and sufficiency of which is expressly acknowledged by the parties hereto,  David Sheedy,  residing at 318 Singletree Lane, Highland Village, Texas 75077 (“Assignor”), hereby sells, assigns and transfers unto Investment and Finance Company IFC Ltd., a corporation organized under the laws of Antigua(“Assignee”), all of Assignor’s right, title and interest in any and all claims of Assignor against Green Automotive  Company, a Nevada corporation (“Debtor”),  for monies paid to third parties for the benefit of Debtor, monies loaned to Debtor by Assignor, or compensation due to Assignor for any and all services rendered by Assignor to or for the benefit of Debtor , including all interest and other charges to Debtors account by Assignor and any underlying agreements between Assignee and Debtor through the date hereof (the “Obligations“), together with any and all derivative rights granted to Assignee by Debtor relating to such Obligations and any and all claims and causes of action which Assignor may have against Debtor, whether known or unknown, as of the date hereof (the “Claims”). Assignor hereby irrevocably constitutes and appoints Assignee, or its designee, as its Attorney-in-Fact to act on Assignee’s behalf with full power of collection, attachment or otherwise available to collect, settle or terminate the Obligations and the Claims or, at Assignees election, without penalty or further benefit accruing to Assignor.

Effective Date:  December 31, 2011

“Assignor”

David Sheedy

___/s/ David Sheedy____________

EXHIBIT ‘3’

ASSIGNMENT

FOR VALUE RECEIVED, the receipt and sufficiency of which is expressly acknowledged by the parties hereto, Frederick Lockhart, formerly located at 15851 Dallas Parkway, Suite 540 Addison, Texas 75001  (“Assignor”), hereby sells, assigns and transfers unto Investment and Finance Company IFC Ltd., a corporation organized under the laws of Antigua (“Assignee”), all of Assignor’s right, title and interest in any and all claims of Assignor against Green Automotive  Company, a Nevada corporation (“Debtor”),  for monies paid to third parties for the benefit of Debtor, monies loaned to Debtor by Assignor, or compensation due to Assignor for any and all services rendered by Assignor to or for the benefit of Debtor , including all interest and other charges to Debtors account by Assignor and any underlying agreements between Assignee and Debtor through the date hereof (the “Obligations“), together with any and all derivative rights granted to Assignee by Debtor relating to such Obligations and any and all claims and causes of action which Assignor may have against Debtor, whether known or unknown, as of the date hereof (the “Claims”). Assignor hereby irrevocably constitutes and appoints Assignee, or its designee, as its Attorney-in-Fact to act on Assignee’s behalf with full power of collection, attachment or otherwise available to collect, settle or terminate the Obligations and the Claims or, at Assignees election, without penalty or further benefit accruing to Assignor.

Effective Date:  December 31, 2011

“Assignor”

Frederick Lockhart

_/s/ Frederick Lockhart_______________

EXHIBIT ‘4’